SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         _____________________________

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of report (date of earliest event reported): August 15, 2002




                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)





           Texas                         0-4690                   74-2126975
(State or other jurisdiction    (Commission file number)     (I.R.S. employer
    of incorporation)                                        identification no.)





                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (512) 404-5000



                           __________________________

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Item 5.Other Events

The Company's quarterly report on Form 10-Q for the period ended June 30, 2002 was due on August 14, 2002. On August 15, 2002, the Company filed with the Securities and Exchange Commission a Form 12b-25, Notification of Late Filing, indicating that the quarterly report would not be timely filed. As indicated in the Form 12b-25 filing, the Company has been working diligently to prepare its consolidated financial statements for the quarter and six-month periods ended June 30, 2002 and such consolidated financial statements have been substantially completed. However, in connection with the preparation of such reports, management discovered that certain expenses which were paid by the Company during the reporting period and prior reporting periods may have been personal, rather than business-related expenses, of the President and Chief Executive Officer of the Company. On August 15, 2002, the Audit Committee of the Board of Directors retained independent counsel to conduct a review for the current and prior periods. The Company does not anticipate this review will reveal any significant change in the Company's results of operations for the quarter ended June 30, 2002 from the corresponding period for the last fiscal year, but independent counsel is not able to complete a review of this matter by the due date of the Company's Form 10-Q for the periods ended June 30, 2002 without unreasonable effort or expense.


Exhibits.

     99.1* - Press Release dated August 15, 2002

______________
* Filed herewith

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





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FINANCIAL INDUSTRIES
                                            CORPORATION



Date: August 15, 2002                       By: /s/ Jeffrey H. Demgen
                                                Jeffrey H. Demgen
                                                Chief Financial Officer







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



                                  Exhibit 99.1


FOR IMMEDIATE RELEASE
August 15, 2002

FOR MORE INFORMATION CONTACT
Robert S. Cox
512-404-5128

                        FINANCIAL INDUSTRIES CORPORATION
                                    ANNOUNCES
                FILING OF FORM 12b-25 NOTIFICATION OF LATE FILING

AUSTIN, TEXAS -- Financial Industries Corporation (FIC) today announces that it has filed a Form 12b-25 Notification of Late Filing of its Form 10-Q for the quarter ended June 30, 2002.

As indicated in the Form 12b-25 filing, the Company has been working diligently to prepare its consolidated financial statements for the quarter and six-month periods ended June 30, 2002 and such consolidated financial statements have been substantially completed. However, in connection with the preparation of such reports, management discovered that certain expenses which were paid by the Company during the reporting period and prior reporting periods may have been personal, rather than business-related expenses, of the President and Chief Executive Officer of the Company. On August 15, 2002, the Audit Committee of the Board of Directors retained independent counsel to conduct a review for the current and prior periods. The Company does not anticipate this review will reveal any significant change in the Company's results of operations for the quarter ended June 30, 2002 from the corresponding period for the last fiscal year, but independent counsel is not able to complete a review of this matter by the due date of the Company's Form 10-Q for the periods ended June 30, 2002 without unreasonable effort or expense.

The information in this release relating to the Company's operations and financial results, future business developments, and contingencies and uncertainties constitute forward-looking statements under the Private Securities Litigation Reform Act of 1995.

The Company's NASDAQ symbol is FNIN. For more information on FIC, go to http://www.ficgroup.com on the Internet.

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